Exhibit 10.1

AERKOMM Inc.

COMMON STOCK SUBSCRIPTION AGREEMENT

This Common Stock Subscription Agreement (the “Agreement”) is made as of ______________, 2023, by and among Aerkomm Inc., a Nevada corporation (the “Company,” “we,” “us” or “our”), and the person or entity named on the signature page hereto (the “Subscriber”).

Recitals

We are offering and selling to the Subscriber (the “Offering”) and the Subscriber is willing to purchase [*] shares (each a “Share” and, collectively, the “Shares”) of our common stock, $0.001 par value per share (“Common Stock”), for an aggregate purchase price (the “Investment Amount”) of $[*], subject to the conditions specified herein. We are selling the Shares at a purchase price of $12.50 per Share (the “Per Share Price”). We intend to raise up to $15,000,000 (the “Maximum Offering Amount”) in this Offering.

The Shares being offered in the Offering are subject to substantial legal and contractual restrictions on transferability. The sale of the Shares to the Subscriber will be made without registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon the exemption from securities registration afforded by Rule 506(b) of Regulation D (“Regulation D”) or Regulation S (“Regulation S”) each promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act, only to a subscriber who is either (i) a resident of the United States and is an “accredited investor” as defined in Regulation D or (ii) a person who is not a resident of the United States and who is not a “U.S. Person” as defined in Regulation S. The Shares may not be offered or sold, or resold, in the United States absent registration or the availability of an exemption from the registration requirements under the Securities Act.

We have not engaged a placement agent for this Offering.

We may hold a number of closings with more than one subscriber (each, a “Closing”) on a rolling basis as funds and investment documents are received from subscribers and accepted by us. The Offering will terminate on the earlier of (i) the date at which the Maximum Offering Amount in this Offering has been sold, (2) September 30, 2023, or (3) the date at which the offering is earlier terminated by us in our sole discretion.

By signing the signature page hereto (the “Signature Page”), the Subscriber agrees to be bound by the terms of this Agreement. This Subscription Agreement shall become effective (the “Effective Date”) on the date on which the Company has accepted the Subscriber’s subscription hereunder by countersigning the Signature Page.

Agreement

Now, Therefore, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the Company and the Subscriber, intending to be legally bound, hereby agree as follows:

1. Subscription.

a. Subscription. The undersigned Subscriber hereby subscribes to purchase the number of Shares equal to the Investment Amount set forth on the signature page hereto divided by the Per Share Price, subject to the terms and conditions of this Agreement and based on the representations, warranties, covenants and agreements contained herein.

b. Acceptance of Subscription and Issuance of Securities. It is understood and agreed that we shall have the sole right, at its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that the same shall be deemed to be accepted by us only when it is signed by a duly authorized officer of the Company and delivered to the undersigned at a Closing referred to below.

c. Closings. We may accept subscriptions and deposit funds in our corporate account from one or more investors in one or more closings (each a “Closing”). We do not need to raise a minimum amount must for us to have a Closing.

d. Payment for the Shares. Payment for the Shares shall made directly to our operating bank account from the Subscriber in immediately available funds or other means approved by us at least two days prior to the Closing, in the amount as set forth on the signature page hereto. The Subscriber shall receive notice and evidence of the entry of the number of the Shares owned by undersigned reflected on our books and records and on the books and records of our transfer agent, which shall bear a notation that the Shares were sold in reliance upon an exemption from registration under the Securities Act.

2. Representations and Warranties of the Company. We hereby represent and warrant to the Subscriber the following:

a. Organization, Good Standing and Qualification. We are a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. We have the requisite corporate power to own and operate our properties and assets and to carry on our business as now conducted and as proposed to be conducted. We are duly qualified and are authorized to do business and are in good standing as a foreign corporation in all jurisdictions in which the nature of our activities and of our properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on us or our business.

b. Corporate Power. We have all requisite corporate power to execute and deliver this Agreement and all related agreements (the “Subscription Documents”) and to carry out and perform our obligations under the terms of the Subscription Documents.

c. Authorization. All corporate action on our part, the part of our directors and of our stockholders necessary for the authorization of the Subscription Documents and the execution, delivery and performance of all of our obligations under the Subscription Documents, including the issuance and delivery of the Shares being subscribed for under this Agreement have been taken or will be taken prior to the issuance of the Shares. The Subscription Documents, when executed and delivered by us, shall constitute valid and binding obligations of us enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. The Shares, when issued in compliance with the provisions of the Subscription Documents will be validly issued, fully paid and nonassessable and free of any liens or encumbrances and issued in compliance with all applicable federal and securities laws.

d. Governmental Consents. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on our part in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Shares or the consummation of any other transaction contemplated hereby shall have been obtained and will be effective when required by such governmental authority.

e. Compliance with Laws. To our knowledge, we are not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of our business or the ownership of our properties, which violation would materially and adversely affect our business, assets, liabilities, financial condition or operations.

f. Compliance with Other Instruments. We are not in violation or default of any term of our certificate of incorporation or bylaws, or of any provision of any mortgage, indenture or contract to which we are a party and by which we are bound or of any judgment, decree, order or writ, other than such violations that would not individually or in the aggregate have a material adverse effect on us. The execution, delivery and performance of the Subscription Documents, and the consummation of the transactions contemplated by the Subscription Documents will not result in any such violation or be in conflict with, or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, decree, order or writ or an event that results in the creation of any lien, charge or encumbrance upon any assets of of ours or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to us, our business or operations or any of our assets or properties. The sale of the Shares is not and will not be subject to any preemptive rights or rights of first refusal that have not been properly waived or complied with.

g. Offering. Assuming the accuracy of the representations and warranties of the Subscriber contained in Section 3 hereof, the offer, issue, and sale of the Shares is exempt from the registration and prospectus delivery requirements of the Securities Act and is exempt from registration and qualification under the registration, permit, or qualification requirements of all applicable state securities laws.

h. Use of Proceeds. We shall use the proceeds of sale and issuance of the Shares for the development and operation of our business and for general corporate and working capital purposes, as further detailed in the schedule of use of proceeds to be provided to the Subscriber pursuant to Section 6(b) of this Agreement.

3. Representations and Warranties of the Subscriber. The Subscriber represents and warrants to the Company that, as of the Effective Date and as of the Closing:

a. Information. Without lessening or obviating our representations and warranties set forth in Section 2, the Subscriber hereby: (i) acknowledges that it has received all the information it has requested from us and that it considers necessary or appropriate for deciding whether to acquire the Shares (the “Information”), (ii) represents that it has had an opportunity to ask questions and receive answers from us regarding the terms and conditions of the offering of the Shares and to obtain any additional information necessary to verify the accuracy of the information given to the Subscriber, (iii) further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment, and (iv) acknowledges that it has carefully reviewed the risk factors associated with an investment in the Company, which may be found in the section captioned “Risk Factors” of the Company’s most recent Annual Report Form 10-K (the “SEC Filed Risk Factors”), on file with the U.S. Securities and Exchange Commission (the “SEC”) and available at https://www.sec.gov/edgar/browse/?CIK=1590496&owner=exclude or by searching under the Company’s name on www.sec.gov.

b. Investment Purpose. The Shares to be acquired by the Subscriber are being acquired or will be acquired for investment for the Subscriber’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and the Subscriber has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act. The Subscriber does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares in violation of the Securities Act. The Subscriber has not been formed for the specific purpose of acquiring the Shares.

c. Reliance on Exemptions. The Subscriber understands that the Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Subscriber’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Shares.

d. No Reliance. The Subscriber acknowledges that in making a decision to purchase the Shares, the Subscriber has relied solely upon this Subscription Agreement and the other Information and independent investigations made by the Subscriber. Other than the Information, the Subscriber is not relying and may not rely on any oral or written statements made by the Company or its representatives or any oral statements by or any written materials prepared by the Company or any of its representatives, for purposes of making a decision to purchase the Shares. The Subscriber acknowledges that the Information shall not be considered investment advice or a recommendation by the Company or any of its affiliates, and that neither the Company nor any of its affiliates is acting or has acted as an adviser to the Subscriber in deciding to purchase the Shares. The Subscriber is also not relying on the Company for advice with respect to the legal, tax and other factors involved in this purchase and understands that the Subscriber is solely responsible for reviewing the legal, tax and other considerations involved with purchasing the Shares with its own legal, tax and other advisers.

e. No Governmental Review. The Subscriber understands that no United States federal or state agency, or any other domestic or foreign government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

f. No Guarantees. Neither we nor any of our affiliates has made any guarantees (whether written or oral) to the Subscriber (i) regarding the current or future value of the Shares, or (ii) that our past business performance and experience of our management will in any way predict the current or future value of the Shares.

g. Subscriber Provided Information. Any information which the Subscriber has heretofore furnished or is furnishing herewith to us is true, complete, and accurate and may be relied upon by us, in particular, in determining the availability of an exemption from registration under federal and state securities laws in connection with the Offering.  The Subscriber further represents and warrants that it will notify and supply corrective information to us immediately upon the occurrence of any change therein occurring prior to our issuance of the Shares.

h. Limited Public Market. The Subscriber understands that a limited public market now exists for our Common Stock, and that we have made no assurances that a liquid public market will ever exist for the Shares. The Subscriber understands that we make no guarantees that the Subscriber will be able to resell any of the Shares, or as to its future value and that no market liquidity may be guaranteed and that the value of the Shares over time may experience extreme volatility or depreciate in full and we are not and shall not be responsible for or liable for the market value of the Shares, the transferability or liquidity of the Shares or the availability of any market for the Shares through third parties or otherwise.

i. Authorization; Enforcement. This Subscription Agreement: (i) has been duly and validly authorized by the Subscriber, (ii) has been duly executed and delivered by or on behalf of the Subscriber, and (iii) will constitute, upon execution and delivery by the Subscriber and us, the valid and binding agreement of the Subscriber enforceable in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

j. Residency. If the Subscriber is an individual, then the Subscriber resides in the state or province identified on the Signature Page as the address for the Subscriber. If the Subscriber is a partnership, corporation, limited liability company or other entity, then the office or offices of the Subscriber identified on the Signature Page as the address of the Subscriber is the location of its principal place of business and such entity is duly organized in its state of formation.

k. Investment Experience. The Subscriber is aware of our business affairs and financial condition and has obtained sufficient information about us to reach an informed decision to purchase the Shares. The Subscriber is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of companies in private placements in the past, and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by us to evaluate the merits and risks of and to make an informed investment decision with respect to, the proposed purchase of the Shares, which represents a speculative investment. The Subscriber is able to bear the economic risk of an investment in the Shares and is able to afford a complete loss of such investment.

l. Risks of Investment. The Subscriber is solely responsible for reviewing, understanding, and considering (and has reviewed, considered, and understands) the risks relating to an investment in the Shares, including, without limitation, those described in the SEC Filed Risk Factors. The Company’s operations, financial condition, and results of operations could be materially and adversely affected by any one or more of those risks, as could the underlying value of the Subscriber's Shares, which may lead to the Shares losing all value. The Subscriber acknowledges and accepts that there are material risks associated with purchasing the Shares, holding the Shares, and using the Shares, as more fully disclosed and explained in the SEC Filed risk factors.

m. Adequate Means. The Subscriber has adequate means of providing for such Subscriber’s current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Shares for an indefinite period of time.

n. Brokers and Finders. No person will have, as a result of the transactions contemplated by this Subscription Agreement, any valid right, interest or claim against or upon us or the Subscriber for any commission, fee, or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Subscriber.

o. Source of Funds. The Subscriber represents that, to the best of the Subscriber's knowledge, based upon appropriate diligence and investigation, (i) the funds that are used to purchase the Shares, are not derived from or related to any activity that is deemed criminal under United States law or that contravenes any federal, state, foreign or international laws and regulations dealing with money laundering; and (ii) no contribution or payment to us by the Subscriber comes from a source which would cause us to be in violation of the United States Bank Secrecy Act, the United States Money Laundering Control Act of 1986 or the United States International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001.

p. Anti-Money Laundering Obligations. To ensure compliance with applicable statutory requirements relating to anti-money laundering and anti-terrorism initiatives, we reserve the right to request such evidence as is necessary to verify the identity, address, and source of funds from the Subscriber. Depending on the circumstances of the Subscriber and our anti-money laundering policies and procedures or of any third-party administrator that may perform anti-money laundering (“AML”) and know-your-customer (“KYC”) compliance on behalf of us, if utilized by us, a more detailed verification might be required. Further, neither (i) the Subscriber, (ii) any person controlling or controlled by the Subscriber (if the Subscriber is a privately-held entity), (iii) any person having a beneficial interest in the Subscriber, nor (iv) any person for whom the Subscriber is acting as agent or nominee in connection with the purchase of Shares, is:

(i) a citizen or resident of a geographic area in which the purchase of Shares is prohibited by applicable law, decree, regulation, treaty, or administrative act;

(ii) a citizen or resident of, or located in, a geographic area that is subject to U.S. or other sovereign country sanctions or embargoes;

(iii) an individual, or an individual employed by or associated with an entity, identified on the U.S. Department of Commerce’s Denied Persons or Entity List, the U.S. Department of Treasury’s Specially Designated Nationals or Blocked Persons Lists, or the U.S. Department of State’s Debarred Parties List, or an entity in which one or more Specially Designated Nationals own in the aggregate, directly or indirectly, a fifty percent (50%) or greater interest and you will not use the Shares to conduct or facilitate transactions with such persons described above;

(iv) purchasing Shares from countries or regions comprehensively sanctioned by the US Office of Foreign Assets Control (including countries and regions currently sanctioned such as the Crimea region of Ukraine, Cuba, Iran, North Korea and Syria), or on behalf of governments of these countries or regions, nor will you use the Shares to conduct or facilitate any transactions with persons located in these countries or regions;

(v) from a country, territory, entity or individual named on an Office of Foreign Assets Control (“OFAC”) list, or a person prohibited under the programs administered by OFAC (“OFAC Programs”). Please be advised that we may not accept any payment amounts from a prospective Subscriber of Shares if such Subscriber cannot make the representation set forth in the preceding sentence. You agree to promptly notify us if you become aware of any change in the information set forth in any of these representations. You are advised that, by law, we may be obligated to “freeze the account” of any Subscriber, either by prohibiting additional purchases from it, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and that we may also be required to report such action and to disclose such Subscriber’s identity to OFAC;

(vi) a senior foreign political figure, or any immediate family member or close associate of a senior foreign political figure, as such terms are defined in the footnotes below: if you are affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if you receive deposits from, make payments on behalf of, or handle other financial transactions related to a Foreign Bank, you represent and warrant to the Company that: (i) the Foreign Bank has a fixed address, and not solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (ii) the Foreign Bank maintains operating records related to its banking activities; (iii) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct its banking activities; and (iv) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

q. Taxes. The Subscriber understands that it bears the sole responsibility to determine if transfer of any cryptocurrency to the Company, ownership of the Shares, the potential appreciation or depreciation in the value of the Shares over time, the purchase of the Shares and/or any other action or transaction related to the Company has any tax implications; by holding the Shares, and to the extent permitted by law, the Subscriber agrees not to hold the Company and/or any third party liable for any tax liability associated with or arising from the ownership of the Shares or any other action or transaction related to the Company or its affiliates. Further, the Subscriber agrees to comply with any applicable tax obligations in its jurisdiction arising from the purchase of Shares, if any.

4. Representations and Warranties by U.S. Persons. The Subscriber whose address, as set forth on the Signature Page to this Subscription Agreement, is located within the United States of America or its territories and possessions, represents and warrants to the Company that, as of the Effective Date and as of the Closing:

a.	Restricted Securities; Restrictions on Transfer.

(i) The Subscriber understands and acknowledges that the Shares have not been and may never be registered under the Securities Act, the securities laws of any state of the United States or the securities laws of any jurisdiction, that the offer and sale of Shares to it are being made in reliance upon a private placement exemption under the Securities Act.

(ii) The Subscriber acknowledges and is aware that there are substantial restrictions on the transferability of the Shares and there will be a limited public market for the Shares and that no liquid public market may ever develop. The Shares will not be registered under the Securities Act and may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and such other securities laws.

(iii) The Subscriber understands and acknowledges that the Shares are "restricted securities" within the meaning of Rule 144 under the Securities Act, and agrees, and each subsequent holder of Shares by its acceptance thereof will be deemed to agree, that he, she or it will not offer, sell, assign, transfer, pledge, encumber, or otherwise dispose of Shares, except in accordance with contractual restrictions, if any, and in accordance with all applicable laws, including U.S. federal securities laws, U.S. state securities laws, and the laws of any foreign jurisdiction, as applicable. In addition, we may require, prior to any offer, sale or transfer pursuant to this clause (c), the delivery of an opinion of counsel, certification or other information satisfactory to us. The Subscriber acknowledges that we arenot making any representations as to the availability of the exemptions set forth in the Securities Act, for resale of Shares.

b. Accredited Investor Status. The Subscriber, if a U.S. Person, represents that the Subscriber is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act. The Subscriber represents and warrants that the information set forth in the accredited investor questionnaire provided to and completed by the Subscriber is true and correct. The Subscriber represents that to the extent it has any questions with respect to its status as an accredited investor, or the application of the investment limits, it has sought professional advice. The Subscriber has the requisite knowledge and experience in financial and business matters to be capable of evaluating the merits and risks of an investment in us.

c. Legends. The Subscriber understands that the Shares may be notated with, or will be deemed to incorporate, the following legend:

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR LAWS OF ANY FOREIGN JURISDICTION AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

d. No “Disqualifying Events”. The Subscriber understands that a beneficial owner of 20% or more of any issuer’s outstanding voting equity securities (a “Covered Person”) becomes subject to certain “bad actor” disqualifying events described in Rule 506(d) (each a “Disqualifying Event”) of Regulation D. The Subscriber represents that, if the Subscriber is a Covered Person, to the best of Subscriber's knowledge, Subscriber is not subject to a Disqualifying Event. If Subscriber is not familiar with the list of Disqualifying Events in Rule 506(d), Subscriber has requested and received a copy of Rule 506(d). The Subscriber will promptly notify us in writing should any Disqualifying Events become applicable to the Subscriber.

5. Representations and Warranties by Non-U.S. Persons. The Subscriber whose address, as set forth on the Signature Page to this Subscription Agreement, is not located within the United States of America or its territories and possessions, represents and warrants to the Company that, as of the Effective Date and as of the Closing:

a. Restricted Securities; Restrictions on Transfer. The Subscriber acknowledges and agrees, and each subsequent holder of Shares by its acceptance thereof will be deemed to acknowledge that, until the expiration of the one year "distribution compliance period" under Regulation S, he, she or it will not make any offer or sale of Shares to a U.S. person or for the account or benefit of a U.S. person within the meaning of Rules 902 and 903 of Regulation S under the Securities Act, except in compliance with applicable securities laws and in any event in accordance with any contractual restrictions, if any, and in accordance with all applicable laws, including U.S. federal securities laws, U.S. state securities laws, and the laws of any foreign jurisdiction, as applicable. In addition, such Subscriber further acknowledges that with respect to the Shares received pursuant to Regulation S, hedging transactions involving such Shares may not be conducted unless in compliance with the Securities Act.

b. Legends. The Subscriber understands that the Shares, may be notated with, or will be deemed to incorporate, the following legends:

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR LAWS OF ANY FOREIGN JURISDICTION AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH TRANSFER MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.”

“THE SHARES MAY NOT BE TRANSFERRED IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSON (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT ("REGULATION S")) EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ALL APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING THE SHARES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

c.	Parameters of Regulation S.

(i) Non-U.S. Person Subscriber Status. The Subscriber is not a resident of the United States or otherwise a “U.S. Person,” as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(ii) No Transfer of Shares to U.S. Person or Market. The Subscriber has not made any prearrangement to transfer any of the Shares to a U.S. Person or to return any of the Shares to the United States securities markets (which includes short sales in the United States within the applicable “distribution compliance period,” as defined in Regulation S (hereinafter referred to as the “restricted period”) to be covered by delivery of Shares) and is not purchasing Shares as part of any plan or scheme to evade the registration requirements of the Securities Act.

(iii) Compliance with Regulation S. All offers and sales of Shares by the Subscriber in the United States or to U.S. Persons or otherwise whether prior to the expiration or after the expiration of the applicable restricted period shall be made only pursuant to a registration of the Securities under the Securities Act or an exemption from registration, and in compliance with Regulation S.

(iv) Not a Distributor. The Subscriber is not a “distributor,” as defined in Regulation S. However, if the Subscriber should be deemed to be a distributor prior to reselling Shares to a non-U.S. Person during the restricted period, the Subscriber will send a notice to each new subscriber of Shares that such new subscriber is subject to the restrictions of Regulation S during the restricted period.

(v) Not an Officer, Affiliate, Underwriter or Dealer. The Subscriber is not an officer, director, or “affiliate” (as that term is defined in Rule 405 under the Securities Act) of the Company or an “underwriter” or “dealer” (as such terms are defined in the Securities Act), and the purchase of Shares by the Subscriber is not a transaction (or part of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

(vi) Re-sales Only in Compliance with Regulation S. The Subscriber acknowledges that the Subscriber may only be able to resell the Shares pursuant to the provisions of Regulation S and otherwise pursuant to the Securities Act, and that it may not be possible for the Subscriber to liquidate its investment in the Shares. The Subscriber is prepared, therefore, to hold his or her Shares indefinitely.

(vii) Solicitation. The offer and sale of the Shares has not taken place, and is not taking place, within the United States of America or its territories or possessions. The offer and sale of the Shares has taken place, and is taking place in an “offshore transaction,” as such term is defined in Regulation.

d. Compliance with Foreign Laws. The Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of the jurisdiction in which it resides in connection with its subscription for the Shares, including (i) the legal requirements within its jurisdiction for the purchase of the Shares, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares. The Subscriber’s subscription and payment for and continued beneficial ownership of the Shares will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

6. Further Agreements

a. “Market Stand-Off” Agreement. The Subscriber agrees that such Subscriber shall not sell, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any of our Common Stock (or other securities) held by such Subscriber (other than those included in the registration) during the 180-day period following the effective date of a firm commitment underwritten public offering of our Common Stock registered under the Securities Act (or such longer period as we or the underwriters shall request in order to facilitate compliance with FINRA Rule 2711 or NYSE Member Rule 472 or any successor or similar rule or regulation), provided that all of our officers and directors are bound by and have entered into similar agreements. The Subscriber agrees to execute and deliver such other agreements as may be reasonably requested by us or the underwriters that are consistent with the Subscriber’s obligations under thisSection 6(a) or that are necessary to give further effect to this Section 6(a). In addition, if requested by us or the representative of the underwriters of our Common Stock (or other securities), the Subscriber shall provide, within 10 days of such request, such information as may be required by us or such representative in connection with the completion of any public offering of our securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section 6(a) shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future.

b. Use of Proceeds. Within 10 days following the execution of this Agreement by the Company and the Subscriber, the Company shall provide to the Subscriber a detailed schedule of the intended use of proceeds of this Offering.

c. Financial Statements. For so long as the Subscriber owns 500,000 of the Shares purchased in this Offering, the Company shall provide financial statements to the Subscriber on a quarterly basis.

d. Participation in Management Meetings. For so long as the Subscriber owns 500,000 of the Shares purchased in this Offering and has signed a separate non-disclosure and confidentiality agreement, the Subscriber shall be entitled to participate in the monthly operations management meetings convened by the Company relating to the use of proceeds of the funds invested by the Subscriber.

e. Put of Purchased Shares. If the Company has not met the following conditions relating to the development of its new Full-Dominance Glass Semiconductor Antenna (the “FGSA Antenna”) by the end of business on June 30, 2024, the Subscriber shall have the right to sell the Shares back to the Company for the full amount the Subscriber originally paid for the Shares:

i.	The Company shall have completed a “Design Release” meaning that it shall have an engineering sample of the FGSA Antenna publicly available and ready for sale;

ii.	The Company shall have passed the “small batch market test” meaning that it shall have sold 5,000 sample units of the designed released FGSA Antenna; and

iii.	The Company shall be ready for the “commercial release” of the FGSA Antenna meaning that the Company shall be ready to take orders for the mass production of the FGSA Antenna.

f. Further Assurances. The Subscriber agrees and covenants that at any time and from time to time it will promptly execute and deliver to us such further instruments and documents and take such further action as we may reasonably require to carry out the full intent and purpose of this Agreement and to comply with state or federal securities laws or other regulatory approvals.

7. Miscellaneous

a. Binding Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or because of this Agreement, except as expressly provided in this Agreement.

b. Governing Law; Consent to Jurisdiction. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California, without giving effect to conflicts of laws principles. Each party to this Agreement hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in California for the adjudication of any dispute hereunder or in connection with any transaction contemplated hereby, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof (certified or registered mail, return receipt requested) to such party at the address in effect for notices to it under this agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

c. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each party agrees that this Agreement and any other documents to be delivered in connection herewith may be electronically signed, and that any such signature appearing on this Agreement or such other documents as are contemplated hereby are the same as handwritten signatures for the purpose of validity, enforceability and admissibility.

d. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

e. Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to us at the address on the signature page below, and to Subscriber at the addresses set forth on the signature page hereto or at such other addresses as the Company or Subscriber may designate by 10 days advance written notice to the other parties hereto.

f. Modification; Waiver. No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective only upon our written consent and the holders of a majority of the Shares being sold under this Agreement.

g. Expenses. The Company and the Subscriber shall each bear its respective expenses and legal fees incurred with respect to this Agreement and the transactions contemplated herein.

h. Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to the Subscriber, upon any breach or default of the Company under the Subscription Documents shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by Subscriber of any breach or default under this Agreement, or any waiver by any Subscriber of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to the Subscriber, shall be cumulative and not alternative.

i. Entire Agreement. This Agreement and any exhibits or schedules hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

[Signature pages follow]

In Witness Whereof, the parties have executed this Subscription Agreement as of the date first written above.

Company:

Aerkomm Inc.

By:
Name:	Louis Giordimaina
Title:	Chief Executive Officer

address

In Witness Whereof, the parties have executed this Subscription Agreement as of the date first written above.

SUBSCRIBER:

Signature block for individuals:
Printed Name of Individual

Signature of Individual

Signature block for entities:
Printed Name of Entity

By:

Name:
Title:

Investment Amount:           $_____________

Address:

Phone Number: